UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

April 15, 2013

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Extreme Biodiesel, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

333-152837                                    36-4627722

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(Commission File Number)     (IRS Employer Identification No.)

1560 N. Maple Street, Corona CA 92880

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(Address of Principal Executive Offices)      (Zip Code)

951-734-5344

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         .    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On April 15, 2013 Richard Carter resigned from all officer and director positions with the corporation and Joe Spadafore was appointed to serve as director, President, Secretary and Treasurer until the next regularly scheduled shareholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2013

By:  /s/ Joseph Spadafore

Name:  Joseph Spadafore

Title: Secretary